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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) June 14, 1996
                                                      -------------

                           Statewide Financial Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)



                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------

               Not applicable.


     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------

               Not applicable.


     Item 3.   Bankruptcy or Receivership.
               ---------------------------

               Not applicable.


     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.


     Item 5.   Other Events.
               -------------

               The Registrant issued a press release on Thursday, June 13, 1996 announcing that the Registrant has received Office of Thrift Supervision ("OTS") approval to implement its proposed Management Recognition and Retention Plans for employees and directors (the "Plans"). The OTS-approved Plans permit the Registrant to grant up to 211,600 shares of its common stock, which is 4% of the 5,290,000 shares issued by the Registrant in connection with its initial public offering in September, 1995. The Registrant intends to fund the grants through periodic open market purchases over the next several months. In addition, the Registrant's Board of Directors has authorized the implementation of a stock repurchase program, subject to OTS approval. Under the stock repurchase program, the Registrant will seek to repurchase up to 5% of its outstanding common stock by September 29, 1996.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------

               Not applicable.


     Item 7.   Financial Statements and Exhibits
               ---------------------------------

          The following exhibit is filed with this Current Report on Form
     8-K.



     Exhibit No.                   Description
     -----------                   -----------

       99 Press Release dated June 13, 1996 regarding implementation of Registrant's proposed Management Recognition and Retention Plans for employees and directors.




     Item 8.   Change in Fiscal Year
               ----------------------

               Not applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    June 14, 1996                 By:  /s/ Bernard F. Lenihan
                                                  -------------------------
                                                  Bernard F. Lenihan
                                                  Senior Vice President,
                                                  Treasurer and Chief
                                                  Financial Officer





                                 EXHIBIT INDEX
                                 -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99                  Press Release dated June 13, 1996
                         regarding implementation of Registrant's proposed Management Recognition and
                         Retention Plans for employees and
                         directors.


                           STATEWIDE FINANCIAL CORP.


     FOR IMMEDIATE RELEASE                   CONTACT: Augustine F. Jehle
                                                         (201) 795-4000
                                                      Anthony S. Cicatiello
     JUNE 13, 1996                                       (908) 382-1066


                             OTS APPROVES STATEWIDE
                       EMPLOYEE & MANAGEMENT STOCK PLANS

                        Board Approves Stock Repurchase


     Jersey City, NJ (June 13, 1996) - Statewide Financial Corp (NASD Symbol SFIN) announced today that it has received Office of Thrift Supervision (OTS) approval to implement its proposed Management Recognition and Retention Plans for employees and directors. The OTS-approved plans permit Statewide to grant up to 211,600 shares of stock, which is 4% of the 5,290,000 shares issued by the Company in its initial public offering in September 1995. The Company intends to fund the grants under the plans through periodic open market purchases of the Company's common stock over the next several months.

     Victor M. Richel, Chairman and Chief Executive Officer of Statewide Financial Corp, also announced today that the Board of Directors of the Company had authorized a stock repurchase program, subject to OTS approval. Under the program, the Company will seek to repurchase up to 5% of its outstanding stock by September 29, 1996, which is the one-year anniversary of its conversion from a mutual to a stock form of ownership. Implementation of the Plan is subject to the granting of a waiver from the OTS to permit the Company to repurchase shares of its stock within one year of consummation of the conversion. Mr. Richel stated that he expected the application for a waiver to be filed shortly and that, based on the Company's strong capital position and favorable results of operations, he was hopeful that the waiver would be granted.

     Statewide Financial Corp is the holding company for Statewide Savings Bank, S.L.A. which conducts a general savings bank business through its 16 branches located in Hudson, Union, Bergen, and Passaic Counties, New Jersey. Statewide Financial Corp common stock is listed on the NASD National Market. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation (FDIC).